Exhibit 99.1

OREGON ENERGY LLC

UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

OREGON ENERGY LLC

CONDENSED BALANCE SHEETS
AS OF DECEMBER 31, 2025 AND JUNE 30, 2025

	December 31, 2025 (Unaudited)	June 30, 2025
ASSETS
Current assets
Cash	$1,733	$16,731
Prepaids and deposits	56,458	22,361
Total current assets	58,191	39,092

Non-current assets
Restricted cash	140,960	140,960
Property, plant and equipment, net	243,938	250,497
Total non-current assets	384,898	391,457
Total assets	$443,089	$430,549

LIABILITIES AND MEMBER’S CAPITAL
Current liabilities
Accounts payable and accrued liabilities	$1,568	$7,115
Total current liabilities	1,568	7,115

Total liabilities	1,568	7,115

Member’s capital
Member’s capital	13,876,079	13,872,938
Accumulated deficit	(13,434,558)	(13,449,504)
Total member’s capital	441,521	423,434
Total liabilities and member’s capital	$443,089	$430,549

The accompanying notes are an integral part of these unaudited condensed financial statements.

OREGON ENERGY LLC

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024
Expenses

Exploration and evaluation expenses	$37,007	$6,572	$86,575	$48,365
General and administration costs	8,211	8,971	16,348	17,640
Total expenses	(45,218)	(15,543)	(102,923)	(66,005)

Other income
Other income	27,775	-	117,869	-

Net income (loss) for the period	$(17,443)	$(15,543)	$14,946	$(66,005)

The accompanying notes are an integral part of these unaudited condensed financial statements.

OREGON ENERGY LLC

UNAUDITED CONDENSED STATEMENTS OF CHANGES IN MEMBER’S CAPITAL

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

	Member’s capital	Accumulated deficit	Total member’s capital
Balance as of June 30, 2024	$13,723,074	$(13,295,721)	$427,353
Capital contributions	110,768	-	110,768
Net loss for the period	-	(66,005)	(66,005)
Balance at December 31, 2024	13,833,842	(13,361,726)	472,116

Balance as of June 30, 2025	13,872,938	(13,449,504)	423,434
Capital contributions	3,141	-	3,141
Net income for the period	-	14,946	14,946
Balance at December 31, 2025	$13,876,079	$(13,434,558)	$441,521

	Member’s capital	Accumulated deficit	Total member’s capital
Balance as of September 30, 2024	$13,819,469	$(13,346,183)	$473,286
Capital contributions	14,373	-	14,373
Net loss for the period	-	(15,543)	(15,543)
Balance at December 31, 2024	13,833,842	(13,361,726)	472,116

Balance as of September 30, 2025	13,882,354	(13,417,115)	465,239
Capital contributions	(6,275)	-	(6,275)
Net loss for the period	-	(17,443)	(17,443)
Balance at December 31, 2025	$13,876,079	$(13,434,558)	$441,521

The accompanying notes are an integral part of these unaudited condensed financial statements.

OREGON ENERGY LLC

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

	December 31, 2025	December 31, 2024
Cash flows from operating activities
Net income (loss) for the period	$14,946	$(66,005)
Non-cash items:
Depreciation	6,559	6,557
Changes in operating working capital:
Prepaids and deposits	(34,097)	(42,219)
Accounts payable and accrued liabilities	(5,547)	(68,377)
Reclamation and environmental obligation	-	(2,000)
Net cash used in operating activities	(18,139)	(172,044)

Cash flows from financing activities
Capital contributions	3,141	110,768
Net cash provided by financing activities	3,141	110,768

Change in cash and restricted cash	(14,998)	(61,276)
Cash and restricted cash at the beginning of the period	157,691	227,809
Cash and restricted cash at the end of the period	$142,693	$166,533

Presented as:
Cash	$1,733	$6,063
Restricted cash	140,960	160,470
Cash and restricted cash at the end of the period	$142,693	$166,533

The accompanying notes are an integral part of these unaudited condensed financial statements.

OREGON ENERGY LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

1.            NATURE OF OPERATIONS

Oregon Energy LLC (the "Company" or "Oregon") is a limited liability company (“LLC”) formed on March 19, 2010 under the laws of the state of Oregon. The Company is engaged in uranium exploration, with operations registered in Colorado and Nevada on October 14, 2010, and Utah on April 18, 2011, to facilitate its business activities.

The Company is member-managed, with Aurora Energy Metals Limited (“Aurora”, formerly Aurora Uranium Limited and EVE Investments Limited), a publicly listed company on the Australian Securities Exchange (ASX:1AE), holding 100% of the membership interest. The 100% interest was originally held by Amaroo Resources Limited, a subsidiary of Aurora, and was transferred to Aurora on March 13, 2015 as a result of a corporate reorganization of Aurora. No consideration was transferred and there was no financial impact on the Company as a result of the reorganization. The Company is classified as a corporation for U.S. tax purposes but remains an LLC under Oregon state law.

In 2010, the Company acquired mining claims to explore and extract uranium and other valuable minerals (Aurora Uranium Project (“AUP”)), located in Malheur County, Oregon, approximately 16 kilometers northwest of McDermitt, Nevada. As of December 31, 2025, the Company holds 263 unpatented lode mining claims and 71 unpatented placer mining claims in the AUP along with 27 unpatented placer mining claims in Humboldt County, Nevada. As of June 30, 2025, the Company held 263 unpatented lode mining claims and 71 unpatented placer mining claims in the AUP along with 31 unpatented placer mining claims in Humboldt County, Nevada. These claims collectively cover an area of approximately 43 square kilometers.

Risks and Uncertainties

Disruption of global financial markets and a recession or market correction, including the ongoing military conflicts between Russia and Ukraine and the related sanctions imposed against Russia as well as the conflict between Israel and Hamas, the significant tariffs imposed by the United States on imports from other countries, and other global macroeconomic factors such as inflation and rising interest rates, could reduce the Company’s ability to access capital, which could in the future negatively affect the Company’s liquidity and could materially affect the Company’s business and the value of the Company.

2.            BASIS OF PRESENTATION

(a)	Basis of presentation

The accompanying unaudited condensed financial statements are presented using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). References to the “ASC” hereafter refer to the Accounting Standards Codification established by the Financial Accounting Standards Board (“FASB”) as the source of authoritative U.S. GAAP. In the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of the results of the interim periods, but are not necessarily indicative of the results of operations to be anticipated for the full year ending June 30, 2026. These unaudited condensed financial statements should be read in conjunction with the financial statements for the years ended June 30, 2025 and 2024.

(b)	Going concern

The unaudited condensed financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. During the six months ended December 31, 2025, the Company recorded a net income of $14,946 (six months ended December 31, 2024 – net loss of $66,005) and an accumulated deficit of $13,434,558 (June 30, 2025 - $13,449,504).

These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date of the unaudited condensed financial statements being issued. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to raise additional funds and implement its business plan. The unaudited condensed financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Such adjustments could be material.

OREGON ENERGY LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

As of December 31, 2025, the Company had cash in the amount of $1,733 (June 30, 2025 - $16,731). The continuation of the Company as a going concern is dependent upon its ability to obtain necessary debt or equity financing to continue operations until it begins generating positive cash flow. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to the Company. Even if the Company is able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing, or cause substantial dilution for our membership interest, in the case or equity financing.

(c)	Functional and presentation currencies

The unaudited condensed financial statements of the Company are presented in United States dollars, which is the functional currency of the Company.

(d)	Use of estimates and judgments

The preparation of unaudited condensed financial statements in conformity with U.S. GAAP requires the Company’s management to make judgments, estimates and assumptions, about future events that may impact the amounts reported in the unaudited condensed financial statements. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are made prospectively.

Key estimates made by management with respect to the areas noted have been disclosed in the notes to these unaudited condensed financial statements (see Note 3).

3.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation of these unaudited condensed financial statements are consistent with the accounting policies disclosed in Note 3 of the audited financial statements for the year ended June 30, 2025.

4.            RECLAMATION AND ENVIRONMENTAL OBLIGATION

Reclamation and environmental costs are based principally on legal requirements. Management estimates the cost associated with reclamation of land to its original state before drilling or exploration of mineral rights occurred. On an ongoing basis the Company evaluates its estimates and assumptions; however, actual amounts could differ from those based on estimates and assumptions.

The Company has posted several cash bonds as financial security to satisfy reclamation requirements. As of December 31, 2025 and June 30, 2025, the Company has restricted cash totaling $140,960, held as financial guarantees through bonds posted with the Bureau of Land Management of the United States Department of the Interior (“BLM”) and the Oregon Department of Geology and Mineral Industries (“DOGAMI”). These funds serve as security for potential future reclamation obligations for mineral exploration activities that took place in fiscal year 2023. The Company originally deposited a total of $160,470 with BLM and DOGAMI. During the year ended June 30, 2025, the Company received refunds of $19,510 from the BLM as part of a reduction of cash bonds, as the Company was deemed to have fulfilled part of its reclamation obligations. The refunds resulted in a reclassification from restricted cash to cash. Other remaining cash bonds are retained by the BLM and DOGAMI until revegetation was deemed successful by the BLM and DOGAMI.

OREGON ENERGY LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

As the cash bonds posted with BLM and DOGAMI were estimated to be sufficient for full satisfaction of the Company’s reclamation obligations, the Company has estimated the undiscounted reclamation costs for its mineral exploration activities required by the BLM and DOGAMI to be $160,470 at initial recognition during the year ended June 30, 2023. These costs were incurred in the fiscal years of 2023 to 2025. The expected costs were recognized at the amounts of cash bonds required by the BLM and DOGAMI, as the majority of such costs were expected to be settled during the year ended June 30, 2023.

Increases in reclamation and environmental obligation associated with the exploration activities of the Company are not capitalized to mineral rights (Note 6), as only acquisition costs are capitalizable in accordance with ASC 930, “Extractive Activities-Mining”.

Changes to the Company’s reclamation and environmental obligation for the six months ended December 31, 2025 and the year ended June 30, 2025 are as follows:

	December 31, 2025 (Unaudited)	June 30, 2025
Balance at beginning of period	$-	$2,000
Settlement	-	(2,000)
Balance at end of period	$-	$-

5.            PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment comprise the following as of December 31 2025 and June 30, 2025:

	Land and buildings	Furniture and equipment	Moveable equipment	Other equipment	Total
Cost
Balance as of June 30, 2024	$248,009	$5,108	$10,344	$22,303	$285,764
Additions	-	-	-	-	-
Balance as of June 30, 2025	248,009	5,108	10,344	22,303	285,764
Additions	-	-	-	-	-
Balance as of December 31, 2025 (Unaudited)	248,009	5,108	10,344	22,303	285,764

Accumulated Depreciation
Balance as of June 30, 2024	8,243	1,770	4,817	7,430	22,260
Charge for the year	4,842	1,119	2,586	4,460	13,007
Balance as of June 30, 2025	13,085	2,889	7,403	11,890	35,267
Charge for the six-month period	2,441	565	1,304	2,249	6,559
Balance as of December 31, 2025 (Unaudited)	15,526	3,454	8,707	14,139	41,826

Net Book Value
Balance as of June 30, 2025	234,924	2,219	2,941	10,413	250,497
Balance as of December 31, 2025 (Unaudited)	$232,483	$1,654	$1,637	$8,164	$243,938

OREGON ENERGY LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

During the three and six months ended December 31, 2025, the Company recognized depreciation expenses of $3,279 and $6,559, respectively (three and six months ended December 31, 2024 - $3,279 and $6,557, respectively), in general and administrative costs (Note 9).

6.            MINERAL RIGHTS

On July 14, 2010, the Company acquired rights to mining claims to explore and extract uranium and other valuable minerals on properties located in Malheur County, Oregon. The total purchase price was $2,000,000. The transaction was executed through a Quitclaim Deed, with the Company receiving the mining claims without any warranties regarding title, mineral reserves, or environmental conditions. Certain acquired mining claims remained subject to a 1.5% Net Smelter Royalty (NSR) payable to a third party. In accordance with the agreement, the Company assumed all reclamation, bonding, environmental, and regulatory obligations related to the mining claims.

In accordance with ASC 930, the initial acquisition costs of $2,000,000 were capitalized as mineral rights. As of June 30, 2016, the carrying value was fully impaired.

During the six months ended December 31, 2025, the Company paid annual maintenance fees on mining claims amounting to $75,368 (six months ended December 30, 2024 - $76,227). Such annual maintenance fees are included in exploration and evaluation expenses in the accompanying unaudited condensed statements of operations in the periods that they are incurred.

As of December 31, 2025, future annual maintenance payments of approximately $72,200 will be required to maintain these mineral rights.

As of December 31, 2025 and June 30, 2025, the carrying amount of mineral rights is $Nil.

7.            MEMBER’S CAPITAL

The Company is a LLC and does not issue common stock. Instead, ownership is represented by membership interest percentages.

As of December 31, 2025 and June 30, 2025, Aurora holds 100% of the membership interest. Profits and losses are allocated entirely to the sole member, Aurora.

During the six months ended December 31, 2025 and 2024, capital contributions were made by the member amounting to $3,141 and $110,768, respectively. As of December 31, 2025 and 2024, the total capital contributions amounted to $13,876,079 and $13,833,842, respectively.

8.            EXPLORATION AND EVALUATION EXPENSES (UNAUDITED)

Details of the exploration and evaluation expenses are presented below:

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024
Consulting fees	$14,090	$(17,220)	$40,748	$15,614
IT expenses	495	-	990	230
Land costs	-	270	180	360
Occupancy expenses	19,069	19,016	38,186	25,357
Office expenses	-	42	-	42
Postage and courier	-	4	-	4
Salary and wages	3,353	4,460	6,471	6,758
Total	$37,007	$6,572	$86,575	$48,365

OREGON ENERGY LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

9.            GENERAL AND ADMINISTRATION COSTS (UNAUDITED)

Details of general and administration costs are presented below:

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024
Bank charges	$379	$284	$722	$526
Depreciation	3,279	3,278	6,559	6,557
Insurance expenses	3,111	4,299	6,008	8,598
Office expenses	405	377	1,654	1,122
Professional fees	817	(250)	1,020	(250)
Salary and wages	220	983	385	1,087
Total	$8,211	$8,971	$16,348	$17,640

10.          OTHER INCOME (UNAUDITED)

On November 18, 2024, the Company and its sole member, Aurora, entered into a property option agreement with Eagle Energy Metals Corp (“Eagle”). Under the agreement, Eagle is granted an exclusive option to acquire 100% of the membership interests in the Company, subject to certain conditions including the payment of cash option fees. Pursuant to the agreement, Eagle paid $300,000 to Aurora as an option payment on December 18, 2024. The exercise of the option is subject to further conditions, including the completion of a listing on a US exchange and the completion of specified financing and technical milestones, such as making a filing in accordance with S-K 1300. The initial option period is six months, with the right to extend for up to two further six-month periods upon additional payments and expenditure commitments.

On May 18, 2025, Eagle exercised its right to the first six-month extension and made an additional payment of $300,000 to Aurora pursuant to the property option agreement. On November 18, 2025, Eagle exercised its right to the second six-month extension and made an additional payment of $400,000 to Aurora. As part of the extensions, Eagle is also obligated to reimburse the Company for expenses of the mining operation of the AUP amounting to up to $500,000. For the three and six months ended December 31, 2025, Eagle has reimbursed the Company $27,775 and $117,869, respectively (three and six months ended December 31, 2024 - $Nil and $Nil, respectively), resulting in a cumulative reimbursement total of $201,426 (June 30, 2025 - $83,557) as of December 31, 2025.

On November 26, 2025, Aurora, Eagle, and the Company executed a first amendment to the property option agreement. The amendment (i) revised the second extension period from six-months (deadline of May 18, 2026) to a 225 day period (deadline of July 2, 2026), and (ii) provides that the Resource Payment provisions under which Aurora may be entitled to additional payment shares as mentioned above are amended such that the determination is made following the next newly prepared SK1300 mineral resource update published by Eagle.

Details of reimbursements made by Eagle for the three and six months ended December 31, 2025 and 2024 related to exploration and evaluation expenses are presented below:

	Three Months Ended December 31,		Six Months Ended December 31,
	2025	2024	2025	2024
Bank Charges	$36	$-	$36	$-
Consulting fees	22,353	-	35,845	-
IT expenses	1,052	-	1,261	-
Occupancy expenses	-	-	75,368	-
Salary and wages	4,334	-	5,359	-
Total	$27,775	$-	$117,869	$-

OREGON ENERGY LLC

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2025 AND 2024

11.          RELATED PARTY TRANSACTIONS

The Company’s member, who is considered a related party under ASC 850, “Related Party Disclosures”, has provided financial support by funding operational expenses and making cash contributions. These contributions were made without any interest, or repayment terms and have been classified as member’s capital (Note 7).

During the three and six months ended December 31, 2025, the Company incurred $4,293 and $10,707, respectively (three and six months ended December 31, 2024 - $Nil and $Nil, respectively), from Mitchell River Group, the company affiliated with a director of the Company’s member, for salary recharges on administrative support services rendered to the Company, which were included in consulting fees under exploration and evaluation expenditures (Note 8). Of these recharges, the Company received $6,420 and $10,198 in reimbursements from Eagle for the three and six months ended December 31, 2025, respectively, and included in other income (Note 10).

12.          SUBSEQUENT EVENTS

Management of the Company has evaluated all events and transactions occurring subsequent to December 31, 2025, through the date the accompanying unaudited condensed financial statements were issued for items that should be adjusted for or disclosed in the accompanying unaudited condensed financial statements and notes to the unaudited condensed financial statements noting no such events or transactions.